Exhibit 10.2
AMENDMENT, CONSENT AND WAIVER
     This AMENDMENT, CONSENT AND WAIVER (this “Agreement”) is made and entered into as of the 13th day of June, 2007 by and among CanArgo Energy Corporation, a Delaware Corporation (“CanArgo”), and the individuals and entities who or which are signatories hereto.
     WHEREAS, CanArgo and certain persons (the “Subordinated Noteholders”) have entered into a Note Purchase Agreement dated as of March 3, 2006, as amended (the “Note Purchase Agreement”), pursuant to which CanArgo issued $13,000,000 in aggregate principal amount of Senior Subordinated Convertible Guaranteed Promissory Notes due September 1, 2009 (the “Subordinated Notes”); and
     WHEREAS, pursuant to the terms of the Subordinated Notes, interest due on the Subordinated Notes shall be payable on the unpaid balance thereof in cash at the per annum rates of interest set out thereon, payable semi annually on the thirtieth day of June and December in each year until the principal amount thereof shall have become due and payable; and
     WHEREAS, CanArgo and the Subordinated Noteholders wish to amend the terms of the Subordinated Notes and the Note Purchase Agreement such that the interest payment due on June 30, 2007 shall not be paid in cash but shall in substitution be satisfied by the issue of further Subordinated Notes to the Subordinated Noteholders.
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency or which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     5. Definitions. Capitalized terms used herein but not otherwise defined have the meanings assigned to them in the Note Purchase Agreement.
     6. Consent and Waiver. Notwithstanding the provisions of any Loan Document to the contrary provided, in accordance with Section 19 of the Note Purchase Agreement, the Subordinated Noteholders hereby irrevocably and unconditionally consent to, and waive any rights they may have under the Note Purchase Agreement, the Subordinated Notes or any other Loan Documents in connection with the amendment and waiver of the terms of the Subordinated Notes to provide that the interest payments due to each of the Subordinated Noteholders on June 30, 2007 shall not be paid in cash but shall in substitution be satisfied in full by way of the issue and sale to the Subordinated Noteholders of further Subordinated Notes of the same tenor as the existing Subordinated Notes and imprinted with the same restrictive legend with the aggregate principal amount of such further notes being equal to the proportion of the interest payment due to the particular Subordinated Noteholder as at such date (rounded to the nearest US$1).

The consent, release and amendment granted in this Section 2 only applies to the matter described in this clause, and do not constitute a waiver of, or consent to, any other amendment to or waiver of any other provisions of the Loan Documents.
     7. Effect on Loan Documents. This Agreement and the amendments set forth herein are limited to the specific purpose for which it is entered into and, except as specifically set forth above, (a) shall not be construed as a consent, waiver, amendment or other modification with respect to any other term, condition or other provision of any Loan Document and (b) each of the Loan Documents shall remain in full force and effect and are each hereby ratified and confirmed.
     8. Miscellaneous.
          (a) Successors and Assigns; Headings; Choice of Law, etc. This Agreement shall be binding on and shall inure to the benefit of CanArgo and the Subordinated Noteholders and their respective successors and assigns, heirs and legal representatives; provided that CanArgo may not assign its rights hereunder without the prior written consent of the Required Holders. The headings in this Agreement have been inserted for convenience purposes only and shall not be used in the interpretation or enforcement of this Agreement. The Agreement shall be interpreted and enforced in accordance with the laws of the State of New York, United States of America, applicable to contracts made in and to be performed in such State. There shall be no third party beneficiaries of any of the terms and provisions of this Agreement.
          (b) Entire Agreement; Amendments. This Agreement, including all documents attached hereto, incorporated by reference herein or delivered in connection herewith, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all other prior understandings, oral or written, with respect to the subject matter hereof and may not be amended, or any provision thereof waived, except by an instrument in writing signed by the parties hereto.
          (c) Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          (d) Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be equally effective as the delivery of a manually executed counterpart of this Agreement.
     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their representatives, thereunto duly authorized, as of the day and year first above written.

By:
Name:
Title:

CANARGO ENERGY CORPORATION

SUBORDINATED NOTEHOLDERS: THOMAS L. GIPSON

ROBERT L. GIPSON

PENRITH LTD.
By:
Name:
Title:

PERSISTENCY
By:
Name:
Title:

AGREED AND ACKNOWLEDGED

CANARGO LIMITED
By:
Name:
Title:

CANARGO LTD.
By:
Name:
Title:

CANARGO NORIO LIMITED
By:
Name:
Title:

CANARGO (NAZVREVI) LIMITED
By:
Name:
Title:

NINOTSMINDA OIL COMPANY LIMITED
By:
Name:
Title: